Jefferies Pet Industry Summit 3/20/19 1 Exhibit 99.1

2 Safe Harbor Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the preliminary prospectus for this offering. You should read the prospectus, including the Risk Factors set forth therein and the documents that the Company has filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Disclosure This presentation contains certain non-GAAP financial measures such as EBITDA and adjusted EBITDA among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to the Company’s earnings press releases for a reconciliation of non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP.

3 Freshpet Lives at the Intersection of Two Very Powerful Macro-Trends in CPG Humanization of Pets Fresh, Wholesome, All-Natural Foods

A totally different approach to nourishing our pets 4

We start with FRESH ingredients & finish with FRESH food. No preservatives, no additives...only the WHOLE NURISHMENT pets need. 5

High Brand Loyalty Alignment with deep pet parent emotional motivations Differentiated Innovative forms, technologies, and appearance Manufacturing Proprietary technology, processes, and infrastructure Freshpet Fridge Branded, company-owned real estate Supply Chain Only refrigerated pet food network in North America A Difficult Business to Replicate Retailer Partners Delivers benefits in traffic, frequency and retailer margins 6

7 We Operate Differently Delighting consumers with fresh food & our company ideology pets. The power of fresh natural & simple foods Less processed Acts of kindness people. Our team Our partners Our families planet. 100% wind energy Carbon footprint offset Conservation – land fill free Sustainable practices

WE FUNDAMENTALLY BELIEVE THAT FRESHPET HAS THE POTENTIAL TO CHANGE THE WAY PEOPLE FEED THEIR PETS . . . FOREVER 8

Accelerated Growth in Mega-Channel (grocery, Mass + pet) 9 20.9% 18.8% 12.8% 11.2%11.4%11.4% 12.4%12.0% 13.7% 16.2% 14.4% 15.4%15.3%15.3% 17.4% 19.3% 20.1% 21.8% 23.7% 22.7%22.3%21.8% 20.4% 23.3% 22.0% 23.6%24.1% 28.1% 27.0%26.6% 24.8%25.1% 31.0% 30.3%30.0% 31.9% 30.1% 30.1% 15.3%15.31%5.6% 13.8% 8.6% 7.3%7.1%7.3% 8.2%8.1%8.1%8.3% 8.0%8.0%7.9% 8.2% 7.8% 6.3% 5.8% 6.0%6.1% 5.7% 6.4%6.4%6.4%6.6%6.5%6.4%6.1%6.6% 7.2%7.6%7.6%7.3%7.2% 6.6%6.7% 6.9% 6.8%6.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 1/2/2016 1/30/2016 2/27/2016 3/26/2016 4/23/2016 5/21/2016 6/18/2016 7/16/2016 8/13/2016 9/10/2016 10/8/2016 11/5/2016 12/3/2016 12/31/2016 1/28/2017 2/25/2017 3/25/2017 4/22/2017 5/20/2017 6/17/2017 7/15/2017 8/12/2017 9/9/2017 10/7/2017 11/4/2017 12/2/2017 12/30/2017 1/27/2018 2/24/2018 3/24/2018 4/21/2018 5/19/2018 6/16/2018 7/14/2018 8/11/2018 9/8/2018 10/6/2018 11/3/2018 12/1/2018 Dollar Sales % Chg YA ACV % chg YAGO Linear (Dollar Sales % Chg YA)

CONFIDENTIAL Carrying strong momentum into 2019 10 Nielsen measured $ consumption for 7 weeks ending 2/16/19 and 2/17/18 compared to the same period prior year 7 wks ending 2/16/19 Growth vs YA 7 wks ending 2/17/18 Growth vs YA Mega-Channel +26.8% +24.4% XAOC +28.9% +27.4% Food +35.1% +32.5%

Freshpet revenue growth continuing to accelerating in 2019 Freshpet Nielsen Ending 3/9/19 L4W L13W L52W Total US xAOC 32.4% 30.0% 30.7% 11

$70.98 $83.17 $90.29 $96.53 CY 2014 CY 2015 CY 2016 CY 2017 CY 2018 Buy Rate Increased penetration & buying rate Total Freshpet Buying Rate, Penetration and Repeat Rate $105.81 Source: TTL FP RFG, 52 weeks ending 12/29/18, Nielsen HH Panel, Internal Buy Rate Calculation, Repeat NBD-Adj Nielsen HH Panel Penetration Repeat 1.34 1.50 1.56 1.75 2.04 65 66 68 69 70 12

13 Growth Platform 2019+

Expand the Freshpet consumer franchise Increase HH penetration Expand buying rate Expand geographic reach outside the US Strengthen Freshpet’s retail presence Increase ACV in US, Canada and UK Upgrade Fridges Install 2nd Fridges Strengthen Gross Margin/Adjusted EBITDA Margin Increase pricing Product innovation to improve mix Grow into incremental production staffing Increase yield/throughput Build more efficient capacity (Kitchens 2.0 start-up in 2020) Deliver SG&A absorption gains Freshpet 2019 Growth Priorities 14

Expand the Freshpet consumer franchise while strengthening retail presence 15 Marketing $27 million 11+% of sales / +$7MM Retail Presence 1500 new fridges 800 Double fridges Innovation New platform Higher margin

Strengthen gross margin/adjusted EBITDA margin 16 Pricing Targeted bag items • +2% pricing impact across total line Effective in mid-Q1 Innovation Increase appeal of rolls Higher margin bag items Begins shipping end of Q1 COGS Increase yield/throughput 24/7 on 2 lines in Jan. ‘19 24/7 on final line in Q2 Break ground on Kitchens 2.0 SG&A Scale benefits in freight G&A growth significantly < sales growth Increase Adj. Gross Margin – largely in back half of the year – to 51+% by year-end

17 Growing into scale:Adj. EBITDA growth > net sales growth 2018 2019 % Change $ in Millions Net Sales $193.2 >$240 +24% Adjusted EBITDA $20.3 >$28 +38% Excluding incremental investments in Canada/UK and technical capability/capacity building, Adjusted EBITDA would be up 50+% in 2019

18 Bridge to $60 million EBITDA in FY2020 $28.0 $24.0 $2.0 $6.0 $(1.5) $1.5 $60.0 FY19 Adj. EBITDA Guidance Contribution on $60mm of Additional Net Sales to get to $300MM Reduced int’l investment/ loss Adjusted Gross Margin Increase from 50% to 52% on $300MM net sales Increased Fixed SG&A of 4% Logistics & Brokerage Efficiencies (1/2%) FY20 Adj. EBITDA Plan

0.00% 0.50% 1.50% 1.00% 2.00% 2.50% 3.00% 4.00% 3.50% 4.50% 5.00% $- $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 2016 2019 2025 Freshpet Growth Potential 20172018 Media Spending ($ millions) 2020 Buying Rate 20212022 Revenue ($ million) 20232024 Core Dog HH Penetration Driving net sales towards $500+ million and beyond 19

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